UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2016 (December 8, 2016)

SYNIVERSE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32432	30-0041666
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8125 Highwoods Palm Way

Tampa, Florida 33647

Telephone: (813) 637-5000

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD.

On December 9, 2016, Syniverse Holdings, Inc. (the “Company”) issued a press release announcing that Syniverse Foreign Holdings Corporation (“SFHC”), a wholly owned subsidiary of the Company, had commenced a private exchange offer (the “Exchange Offer”) for up to $364 million of the Company’s outstanding 9.125% Senior Notes due 2019 (the “Existing Notes”) held by Eligible Holders (as defined below) for new 9.125% Senior Notes due 2022 issued by SFHC (the “New Notes”). The Exchange Offer is being made solely to Eligible Holders upon the terms and subject to the conditions set forth in the confidential offering memorandum (the “Offering Memorandum”) and the related letter of transmittal (the “Letter of Transmittal”), each dated December 8, 2016.

The Exchange Offer is being made only (a) in the United States, to holders of Existing Notes who are “qualified institutional buyers,” as defined in Rule 144A under the Securities Act of 1933 (the “Securities Act”), (b) outside the United States, to holders of Existing Notes who are not “U.S. persons,” as defined in Rule 902 under the Securities Act and (c) to institutional investors which are “accredited investors,” as defined in Rule 501(a)(1), (2), (3), (7) or (8) under the Securities Act. We refer to the holders of Existing Notes who have certified that they are eligible to participate in the Exchange Offer pursuant to at least one of the foregoing conditions as “Eligible Holders.” The New Notes have not been registered under the Securities Act or under any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

The complete terms and conditions of the Exchange Offer are described in the Offering Memorandum and Letter of Transmittal, copies of which may be obtained by Eligible Holders by contacting D.F. King & Co., Inc., the information and exchange agent in connection with the Exchange Offer, at (800) 628-8528 (toll-free) or (212) 269-5550 (Banks and Brokers) or by visiting www.dfking.com/Syniverse to complete the eligibility process. Holders of Existing Notes that are not Eligible Holders will not be able to receive such documents, but Syniverse will make alternative arrangements available to ensure that they can participate, subject to applicable law. Such holders should contact D.F. King & Co., Inc. and will receive information about alternative arrangements available to them.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with the Exchange Offer, the Company provided certain financial and other information to Eligible Holders, including the information set forth in Exhibit 99.2 to this Current Report on Form 8-K. The information set forth in Exhibit 99.2, which information has not been previously reported, is excerpted from the Offering Memorandum being provided to Eligible Holders in connection with the Exchange Offer.

The information included in this Item 7.01 (including Exhibits 99.1 and 99.2 hereto) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Syniverse Holdings, Inc.

99.2	Information provided to Eligible Holders in connection with the Exchange Offer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2016

SYNIVERSE HOLDINGS, INC. (Registrant)

By:	/s/ Laura E. Binion
Name:	Laura E. Binion
Title:	Senior Vice President and General Counsel